Al Frank Fund

(the “Fund”)

Investor Class (Symbol: VALUX)

Advisor Class (Symbol: VALAX)

Supplement dated December 13, 2018

to the Fund’s Prospectus

dated May 1, 2018

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and should be read in conjunction with the Fund’s current Prospectus and Statement of Additional Information.

On December 5, 2018, the shareholders of the Fund approved a new investment advisory agreement, by and between Northern Lights Fund Trust II (the “Trust”), on behalf of the Fund, and Kovitz Investment Group Partners, LLC (“KIG”), the new investment adviser to the Fund. At a special meeting on September 14, 2018, the Board of Trustees of the Trust (the “Board”) approved the new advisory agreement and shareholders were asked to approve the new advisory agreement due to a change in control of the Fund’s previous investment adviser, AFAM Capital, Inc. (“AFAM”).  At the September 14, 2018 meeting, AFAM advised the Board that it had entered into an agreement whereby it would be acquired by KIG (the “Transaction”). The Transaction closed on October 1, 2018 (the “Closing”). Under the Transaction, AFAM sold substantially all of its assets, and assigned substantially all of its contractual responsibilities, to KIG at the Closing for cash consideration. All employees of AFAM are now employed by KIG as of the Closing on terms substantially similar to their previous employment with AFAM. As of the Closing, AFAM’s business is now owned by KIG, and the portfolio managers of the Fund who managed the Fund as employees of AFAM continue to manage the Fund in their capacity as investment team members of KIG.

Accordingly, all references to AFAM as the Fund’s current investment adviser in the Fund’s Prospectus have been deleted and the disclosure in the Fund’s current Prospectus is replaced as follows:

Prospectus

Summary Section – Fees and Expenses of the Fund

The following disclosure included under Footnote 2 to the Fee Table under the heading “Summary Section – Fees and Expenses of the Fund” is hereby deleted in its entirety and replaced with the following:

Pursuant to an operating expense limitation agreement between Kovitz Investment Group Partners, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, (such as interest and dividend expense on securities sold short) taxes and extraordinary expenses such as litigation) for the Fund do not exceed 1.49% and 1.24% of the Fund’s average net assets, for Investor Class and Advisor Class shares, respectively, through April 30, 2020. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Prospectus

Summary Section – Investment Adviser

The following disclosure included under the heading “Summary Section – Investment Adviser” is hereby deleted in its entirety and replaced with the following:

Investment Adviser. Kovitz Investment Group Partners, LLC serves as the Fund’s investment adviser (the “Adviser”).

Prospectus

Management of the Fund – The Adviser

The following disclosure included under the heading “Management of the Fund – The Adviser” is hereby deleted in its entirety and replaced with the following:

The Adviser, Kovitz Investment Group Partners, LLC, is a SEC registered investment adviser and a Delaware limited liability company located at 115 S. LaSalle Street, 27th Floor, Chicago, IL 60603. KIG is an indirect, wholly-owned subsidiary of Focus Financial Partners, LLC, which in turn is a subsidiary of Focus Financial Partners Inc. (“Focus”). Focus, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in U.S. and international independently-managed wealth and asset management firms. Focus was incorporated in Delaware on November 30, 2004. In July 2018, Focus Financial Partners, Inc. (“Focus Inc.”) conducted an initial public offering of its shares of common stock. Focus Inc. is the sole managing member of Focus.

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Adviser under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets, payable on a monthly basis.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.49% and 1.24% of the Fund’s average net assets for Investor Class and Advisor Class shares respectively, through April 30, 2020, subject thereafter to annual re-approval of the agreement by the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. For the fiscal period ended December 31, 2017 the Fund’s previous investment adviser, AFAM Capital, Inc., received an annual advisory fee net of fee waivers and expense reimbursements equal to 0.90% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s annual report to shareholders dated December 31, 2018.

Prospectus

Back Cover – Investment Adviser

The disclosure under the heading “Investment Adviser” is deleted and replaced with the following:

Investment Adviser

Kovitz Investment Group Partners, LLC

115 S. LaSalle Street, 27th Floor

Chicago, IL 60603

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Investor Class and Advisor Class shares dated May 1, 2018, which provides information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-888-263-6443.

Al Frank Fund

(the “Fund”)

Investor Class (Symbol: VALUX)

Advisor Class (Symbol: VALAX)

Supplement dated December 13, 2018

to the Fund’s Statement of Additional Information (“SAI”)

dated May 1, 2018

The following provides new and additional information beyond that contained in the Fund’s current and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

On December 5, 2018, the shareholders of the Fund approved a new investment advisory agreement, by and between Northern Lights Fund Trust II (the “Trust”), on behalf of the Fund, and Kovitz Investment Group Partners, LLC (“KIG”), the new investment adviser to the Fund. At a special meeting on September 14, 2018, the Board of Trustees of the Trust (the “Board”) approved the new advisory agreement and shareholders were asked to approve the new advisory agreement due to a change in control of the Fund’s previous investment adviser, AFAM Capital, Inc. (“AFAM”).  At the September 14, 2018 meeting, AFAM advised the Board that it had entered into an agreement whereby it would be acquired by KIG (the “Transaction”). The Transaction closed on October 1, 2018 (the “Closing”). Under the Transaction, AFAM sold substantially all of its assets, and assigned substantially all of its contractual responsibilities, to KIG at the Closing for cash consideration. All employees of AFAM are now employed by KIG as of the Closing on terms substantially similar to their previous employment with AFAM. As of the Closing, AFAM’s business is now owned by KIG, and the portfolio managers of the Fund who managed the Fund as employees of AFAM continue to manage the Fund in their capacity as investment team members of KIG.

Accordingly, all references to AFAM as the Fund’s current investment adviser in the Fund’s SAI have been deleted and the disclosure in the Fund’s current SAI is replaced as follows:

Statement of Additional Information – The Trust

The sixth paragraph under the heading “Investment Adviser” is deleted and replaced with the following:

Kovitz Investment Group Partners, LLC (the “Adviser”) serves as the investment adviser to the Fund.

Statement of Additional Information – Investment Adviser

The disclosure under the heading “Investment Adviser” is deleted and replaced with the following:

The Adviser, Kovitz Investment Group Partners, LLC, is a SEC registered investment adviser and a Delaware limited liability company located at 115 S. LaSalle Street, 27th Floor, Chicago, IL 60603. KIG is an indirect, wholly-owned subsidiary of Focus Financial Partners, LLC, which in turn is a subsidiary of Focus Financial Partners Inc. (“Focus”). Focus, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in U.S. and international independently-managed wealth and asset management firms. Focus was incorporated in Delaware on November 30, 2004. In July 2018, Focus Financial Partners, Inc. (“Focus Inc.”) conducted an initial public offering of its shares of common stock. Focus Inc. is the sole managing member of Focus. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on September 14, 2018.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees, including a majority of the Independent Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at the annual rate of 1.00% of the Fund’s average daily net assets. The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), and extraordinary expenses such as litigation at least until April 30, 2020, such that net annual fund operating expenses of the Fund does not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Expense Limitation
Investor Class	1.49%
Advisor Class	1.24%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of their shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

For the fiscal periods ended December 31, the Fund paid the following advisory fees to the Fund’s previous investment AFAM Capital, Inc. (“AFAM”) pursuant to an investment advisory agreement with AFAM, of which AFAM waived or recouped the amounts set forth in the table below:

	Management Fees Paid During Fiscal Years Ended December 31,
	2017	2016	2015
Management Fees Accrued	$822,350	$699,045	$841,946
Management Fees Waived by Adviser	$(85,266)	$(94,767)	$(68,226)
Management Fees Recouped by Adviser	$0	$0	$0
Total Management Fees Paid to AFAM	$737,084	$604,278	$773,720

Statement of Additional Information – Appendix B, Proxy Voting Policy

The Proxy Voting Policy is deleted and replaced with the following:

Proxy Voting

Policy

Individual Clients

KIG, as a matter of policy and practice, subject to ERISA, generally will not vote proxies on behalf of individual advisory clients unless KIG accepts and agrees, on a client-by-client basis, to have such authority. KIG may offer assistance as to proxy matters upon a client’s request, but the individual client generally retains the proxy voting responsibility. KIG's policy of having no proxy voting responsibility is disclosed to clients. Accordingly, customers will receive information directly from issuers with respect to their voting responsibilities.

Institutional Clients (including Investment Companies)

KIG will vote proxies if the client delegates, and KIG agrees to accept, such authority.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised, and KIG believes that the passive holding of corporate stocks (whether on its own behalf or on the behalf of its clients) without assessment of the financial performance of a corporation and its management does not fulfill KIG’s obligation as a shareholder.

Responsibility

KIG’s CCO has the responsibility for the implementation and monitoring of KIG’s Proxy Policy to ensure that KIG exercises its authority appropriately, the Policy is reviewed on a periodic basis, and that KIG maintains required records related to such votes.

Procedures

◻ For clients for whom KIG has accepted the responsibility to vote proxies:

- In order to discharge its obligations, guided by the primary objective of maximization of shareholder wealth, the investment team or the lead portfolio manager or analyst for a portfolio company will review proxies for that company, and make a recommendation as to how KIG should vote its shares with respect to that proxy. KIG will vote its shares and its clients’ shares with respect to such proxies.

- On issues of corporate governance, KIG will generally vote proxies in accordance with the following general guidelines:

•	Ratify auditors unless previous auditor was dismissed for a disagreement with management;
•	Ratify directors unless governance issue has been raised or there is a lack of diversity on the board;
•	Vote against golden parachutes for executives;
•	Vote for proposals requiring a majority of independent directors;
•	Vote for proposals requiring nominating and/or compensation committees to be composed exclusively of independent directors;
•	Vote against incentive payments not related to financial performance;
•	Vote against incentive payments that are tied to social and environmental performance;
•	Vote against proposals to approve multiple amendments to charter or by-laws if the amendment reduces shareholders’ rights;
•	Vote against proposals to adopt or ratify shareholders rights plan (poison pill) and for management proposal to redeem a shareholders rights plan (poison pill);
•	Vote against proposals recognizing the standing of stakeholders other than shareholders in governance and control.

- KIG will generally engage the use of a third-party service provider to assist it in discharging its proxy voting responsibilities, and will take responsibility for managing such relationships as a matter of course. While KIG will ensure that such third parties vote proxies according to the guidance noted above, the firm may adopt the proxy voting guidelines of such third-party service provider.

- Notwithstanding the use of a third-party service provider, KIG may direct such third-party service provider to vote in a particular manner on certain proxy matters (on an “ad hoc” basis) and in the best interests of its clients (including investment company shareholders) and in accordance with guidelines set forth above .

-	KIG will disclose to its clients and investment company shareholders how clients and such shareholders can obtain information from KIG about how KIG has voted its proxies.
-	KIG will disclose to such clients and shareholders KIG’s Proxy Policy and furnish a copy to a client and shareholder upon request.

.       For other (generally, non-institutional) clients:

-	KIG discloses its proxy voting policy of not voting proxies in its (ADV) Disclosure Document, advisory agreement or other client information.
-	KIG's advisory agreements provide that KIG has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.
-	KIG's new client information materials may also indicate that advisory clients retain proxy voting authority.
-	KIG has verified that provisions have been made (through its affiliated broker-dealer’s clearing firm) to ensure that clients receive proxy materials directly.

Conflicts of Interest

If KIG agrees to vote proxies on behalf of clients (including investment company shareholders), material conflicts of interest may arise that can affect how KIG votes. If KIG has a business relationship with an issuer soliciting proxies, KIG may have an incentive to vote in a particular manner that is not in the clients’ or shareholders’ best interests. KIG will address such conflicts in the following manner:

. KIG will first determine if it has a material business relationship with the issuer;

. If a material business relationship exists, KIG will research the specific proxy matter and ascertain how the third-party service provider, if engaged, intends to vote such proxies;

•	If the third-party service provider’s intended vote is not in the best interests of the clients and shareholders, subject to the applicable proxy voting policy of the Board of Trustees of the investment company, KIG will “override” or direct the third-party service provider to vote in a manner that is consistent with the clients’ and shareholders’ best interests; and
•	KIG will disclose to such clients and shareholders if a material business relationship exists with a particular issuer. If a conflict of interest exists with respect to a specific proxy matter, KIG will disclose the conflict to the client and shareholder and how it (or the third-party service provider) intends to vote on such matter.

Proxy Voting with Respect to KIG’s Private Fund Clients

For most purposes, the firm’s affiliated private funds are each considered a client of KIG (the underlying investors in each fund are not considered clients of KIG).

Absent extraordinary circumstances (e.g., large ownership percentage holding, significant knowledge about the issue at hand, etc.), KIG will not cast proxy votes on behalf of the private funds (when it does vote proxies, KIG will generally vote with management). KIG believes that investors in the private funds would be better served if KIG spent its time managing the investments of the private funds, rather than spending time on analyzing proxy matters. Generally, the private funds’ investments are generally in large, liquid stocks, and the percentage ownership in portfolio investments/companies by such funds at any given time is not material. Casting votes on behalf of the private funds would have a negligible impact unless a fund held a significant position in a particular company. Given the investment philosophy and trading strategy of KIG, this is unlikely to occur. KIG believes that voting proxies without undertaking the required due diligence is irresponsible.

Disclosure of KIG’s proxy voting policies and procedures to the “client” in this case would be self-serving because the disclosures would be directed to the hedge funds, and KIG, which makes the decisions, would be the recipient of such disclosure.

Records

KIG will monitor proxy votes and maintain records of such votes (including those cast by third-party service providers) as required by applicable law and regulations. In addition, KIG will provide proxy voting reports to clients (including investment company shareholders) as required by applicable law and regulations or upon request.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Investor Class and Advisor Class shares dated May 1, 2018, which provides information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-888-263-6443.